FRANKLIN
CUSTODIAN
FUNDS, INC.

STATEMENT OF

ADDITIONAL INFORMATION

FEBRUARY 1, 1997
as amended March 28, 1997

777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777  1-800/DIAL BEN

TABLE OF CONTENTS

How does the Fund Invest its Assets?            2

Investment Restrictions...........              6

Officers and Directors............              7

Investment Management
 and Other Services...............             10

How does the Fund Buy
 Securities for its Portfolio?....             12

How Do I Buy, Sell and Exchange Shares?        13

How are Fund Shares Valued?.......             16

Additional Information on
 Distributions and Taxes..........             16

The Fund's Underwriter............             19

How does the Fund
 Measure Performance?.............             22

Miscellaneous Information.........             26

Financial Statements..............             28

Useful Terms and Definitions......             28

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When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
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The  Franklin  Custodian  Funds,  Inc.  (the  "Fund") is an open-end  management investment company consisting of the following five series (individually or collectively referred to as the "Series"), the Growth Series, Utilities Series, Income Series, U.S. Government Securities Series, and DynaTech Series.

The Growth Series primary investment objective is capital appreciation. The Growth Series seeks to achieve its objective by investing primarily in common stocks or convertible securities believed to offer favorable possibilities for capital appreciation, some of which may yield little or no current income. Current income is only a secondary consideration when selecting portfolio securities. The DynaTech Series investment objective is capital appreciation. The DynaTech Series seeks to achieve its objective by investing primarily in companies that emphasize technological development, in fast-growing industries, or in the securities of companies that Advisers considers undervalued. The Utilities Series investment objectives are both capital appreciation and current income. The Utilities Series seeks to achieve its investment objectives by investing primarily in common stocks, including, from time to time, non-dividend paying common stocks if, in the opinion of Advisers, these securities appear to offer attractive opportunities for capital appreciation. The Income Series investment objective is to maximize income while maintaining prospects for capital appreciation. The Income Series invests in a diversified portfolio of securities selected with particular consideration of current income production. The U.S. Government Securities Series investment objective is income. The U.S. Government Securities Series seeks to achieve its objective by investing in a portfolio limited to securities that are obligations of the U.S. government or its instrumentalities.

There are three Prospectuses for the Fund; one Prospectus covers all five Series of the Fund; one covers the Income Series of the Fund; and one covers the U.S. Government Securities Series of the Fund. Each Prospectus dated February 1, 1997, as may be amended from time to time, contains the basic information you should know before investing in a Series of the Fund. For a free copy, call 1-800/DIAL BEN or write the Fund at the address shown.

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MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O    ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

O    ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
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THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE
DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

HOW DOES THE FUND INVEST ITS ASSETS?

The following provides more detailed information about some of the securities the Fund may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How does the Fund Invest its Assets?"

Option Transactions - Subject to the investment restrictions noted below, the Fund may write covered call options which trade on national securities exchanges. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. A call option is "covered" if the option writer owns the underlying security which is subject to the call or a call on the same security where the exercise price of the call held is equal to or less than the exercise price of the call written.

The writer of an option receives a premium from the buyer, and retains the premium whether or not the option expires unexercised. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. If a call option is exercised, the writer also experiences a profit or loss from the sale of the underlying security. The writer of a call option may have no control over when the underlying securities must be sold since, with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation.

The Fund may terminate its obligation by effecting a "closing purchase transaction." This is accomplished by buying an option identical to the option previously written. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. There is no guarantee that a closing purchase will be available to be effected at the time desired by the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund until the time of repurchase. Thereafter, the Fund bears the risk of the security's rise or fall in market value unless it sells the security.

The DynaTech and Growth Series may purchase put options to hedge against a decline in the value of their portfolios. By using put options in this way, the Series will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option, plus transaction costs.

The Fund's manager does not currently intend to write options which would cause the market value of any Series' open options to exceed 5% of that Series' total net assets. There is no specific limitation on the Fund's ability to write covered call options. However, as a practical matter, the Fund's option writing activities may be limited by state or federal regulations. Among other things, state regulations limit the aggregate value of securities underlying outstanding options to 25% or less of net assets. As of the fiscal year ended September 30, 1996, there were no open options transactions in any Series. The U.S. Government Securities Series does not presently engage in option transactions, as discussed in restriction 10, below.

Enhanced Convertible Securities. The Fund, other than the U.S. Government Securities Series, may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after three years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However if called early the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

The Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS, they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity, and upon maturity they will necessarily convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company whose common stock is to be acquired in the event the security is converted or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be also similar to those described in which a Fund may invest, consistent with its objectives and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. The Fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved. The U.S. Government Securities Series does not invest in convertible preferred stocks.

Loan Participations - The Income Series may invest up to 5% of its total assets (at the time of investment) in loan participations, all of which may have speculative characteristics, when the fund's investment manager believes such investments offer the possibility of long-term appreciation in value.

Loan participations are interests in floating or variable rate senior loans ("Loans") to U.S. corporations, partnerships and other entities ("Borrowers") which operate in a variety of industries and geographical regions. An investment in loan participations carries a high degree of risk and may have the consequence that interest payments with respect to such securities may be reduced, deferred, suspended or eliminated and may have the further consequence that principal payments may likewise be reduced, deferred, suspended or canceled, causing the loss of the entire amount of the investment.

Loans in which the Income Series will purchase participation interests may pay interest at rates which are periodically redetermined on the basis of a base lending rate plus a premium. These base lending rates are generally the Prime Rate offered by a major U.S. bank, the London Inter-Bank Offered Rate, the Certificate of Deposit rate or other base lending rates used by commercial lenders. The Loans typically have the most senior position in a Borrower's capital structure, although some Loans may hold an equal ranking with other senior securities of the Borrower. Although the Loans generally are secured by specific collateral, the Income Series may invest in Loans which are not secured by any collateral. Uncollateralized Loans pose a greater risk of nonpayment of interest or loss of principal than do collateralized Loans. The collateral underlying a collateralized Loan may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Loan. The Income Series is not subject to any restrictions with respect to the maturity of the Loans in which it purchases participation interests.

The Loans generally are not rated by nationally recognized statistical rating organizations. Ratings of other securities issued by a Borrower do not necessarily reflect adequately the relative quality of a Borrower's Loans. Therefore, although Advisers may consider such ratings in determining whether to invest in a particular Loan, such ratings, will not be the determinative factor in Advisers' analysis.

The Loans are not readily marketable and may be subject to restrictions on resale. Participation interests in the Loans generally are not listed on any national securities exchange or automated quotation system and no regular market has developed for such interests. Any secondary purchases and sales of loan participations generally are conducted in private transactions between buyers and sellers. Many of the Loans in which the Income Series expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which, in Advisers' opinion, should enhance the relative liquidity of such interests.

When acquiring a loan participation, the Income Series will have a contractual relationship only with the Lender (typically an entity in the banking, finance or financial services industries), not with the Borrower. The Income Series has the right to receive payments of principal and interest to which it is entitled only from the Lender selling the loan participation and only upon receipt by such Lender of such payments from the Borrower. In connection with purchasing loan participations, the Income Series generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower, and the Fund may not directly benefit from the collateral supporting the Loan in which it has purchased the loan participation. As a result, the Income Series may assume the credit risk of both the Borrower and the Lender selling the loan participation. In the event of the insolvency of the Lender selling a loan participation, the Income Series may be treated as a general creditor of such Lender, and may not benefit from any set-off between such Lender and the Borrower.

GNMA Certificates - Securities of the type to be included in the U.S. Government Securities Series portfolio have historically involved little risk to principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period of a shareholder's investment in the Series. The U.S. government has never defaulted and never delayed payments of interest or principal on its obligations, however, this does not guarantee the value of a shareholder's investment in the U.S. Government Securities Series.

When-Issued, Delayed Delivery and TBA Transactions - The Income Series may purchase debt obligations and the U.S. Government Series may purchase and sell GNMA Certificates on a "when-issued," "delayed delivery" or "TBA" basis. These transactions are arrangements under which either Series may purchase securities with payment and delivery scheduled for a future time, generally within 30 to 60 days. These transactions are subject to market fluctuation and are subject to the risk that the value or yields at delivery may be more or less than the purchase price or yields available when the transaction was entered into. Although both Series will generally purchase these securities on a when-issued or TBA basis with the intention of acquiring such securities, they may sell such securities before the settlement date if it is deemed advisable. When a Series is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Series engages in when-issued, delayed delivery or TBA transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the Series' investment objectives and policies, and not for the purpose of investment leverage. In when-issued, delayed delivery and TBA transactions, the Series relies on the seller to complete the transaction. The other party's failure to do so may cause the Series to miss a price or yield considered advantageous. Securities purchased on a when-issued, delayed delivery or TBA basis do not generally earn interest until their scheduled delivery date. Neither Series is subject to any percentage limit on the amount of its assets which may be invested in when-issued, delayed delivery or TBA purchase obligations.

Credit Union Investment Regulations - This section summarizes the investment policies of the U.S. Government Securities Series, under which, based on the Fund's understanding of laws and regulations governing investments by federal credit unions on September 30, 1996, this Series would be a permissible investment for federal credit unions. CREDIT UNION INVESTORS ARE ADVISED TO CONSULT THEIR OWN LEGAL ADVISERS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM.

All investments of the U.S. Government Securities Series will be subject to the following limitations:

(a) This Series will invest only in obligations of, or securities guaranteed as to principal and interest by, the U.S. Government or its agencies and instrumentalities, including without limitation GNMA certificates representing proportional interests in pools of whole loans.

(b) All purchases and sales of securities will be settled on a cash basis within 30 days of the trade date. However, this Series may agree to settle a purchase or sale transaction on a specific date up to 120 days after the trade date if, on the trade date, the Series has cash flow projections evidencing its ability to complete the purchase or the Series owns the security it has agreed to sell.

(c) This Series will not engage in repurchase agreements or reverse repurchase agreements.

(d) This Series will not engage in (1) futures or options transactions; (2) short sales; or (3) purchases of zero-coupon bonds which mature more than ten years after the purchase date.

(e) This Series will not invest in derivative mortgage-backed securities, such as collateralized mortgage obligations and real estate mortgage investment conduits, which represent non-proportional interests in pools of mortgage loans.

Other Policies - As discussed in the Prospectuses, the Fund, other than the U.S. Government Securities Series, may enter into repurchase agreements with banks or government securities dealers recognized by the Federal Reserve Board and which have been approved by the Board of Directors, who agree to repurchase the securities at a predetermined price within a specified time (normally one day to one week). In these transactions, the securities purchased by the Fund have an initial total value in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. Such arrangements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer-term nature. Repurchase agreements of more than one week's duration are considered to be illiquid. The U.S. Government Securities Series does not engage in repurchase agreements.

There are no restrictions or limitations on investments in obligations of the U.S. government, or of corporations chartered by Congress as federal government instrumentalities. The underlying assets may be retained in cash, including cash equivalents which are Treasury bills, commercial paper and short-term bank obligations such as certificates of deposit and bankers' acceptances. However, it is intended that only as much of the underlying assets of each Series be retained in cash as is deemed desirable or expedient under then-existing market conditions.

The Fund, other than the U.S. Government Securities Series, may invest in securities that cannot be offered to the public for sale without first being registered under the Securities Act of 1933 ("restricted securities"), or in other securities which, in the opinion of the Board of Directors, may be otherwise illiquid. Illiquid equity securities will not be purchased if, upon such purchase, such securities will constitute 5% of the value of the total net assets of the Series in which they are held.

As noted in the Prospectuses, it is also the policy of the Fund that illiquid securities may not constitute, at the time of purchase, more than 10% of the value of the total net assets of the Series in which they are held. Generally an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. The Fund's Board of Directors has authorized the Fund to invest in restricted securities where such investment is consistent with a Series' investment objective and has authorized such securities to be considered liquid and thus not subject to the foregoing limitation, to the extent the Advisers determines that there is a liquid institutional or other market for such securities - for example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. The Board of Directors will review any determination by Advisers to treat a restricted security as a liquid security on an ongoing basis, including Advisers' assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, Advisers and the Board of Directors will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Series of the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in that Series of the Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts. Pursuant to an undertaking with the state of Ohio, the DynaTech Series will limit its investments in restricted securities to 15% of its total assets. This limit will include investments in Rule 144A restricted securities deemed liquid by the Fund's Board of Directors only to the extent such securities are included in the Ohio Securities Division's meaning of restricted securities under Ohio Administrative Code 1301:1:6-3-90(E)(12), as amended, in effect at the time of investment in such securities.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less.

The Fund may not:

 1. Borrow money or mortgage or pledge any of the assets of the Fund, except that borrowings for temporary or emergency purposes may be made in an amount up to 5% of total asset value.

 2. Buy any securities on "margin" or sell any securities "short."

 3. Lend any funds or other assets, except by the purchase of publicly distributed bonds, debentures, notes, to-be-announced securities or other debt securities and except that securities of any Series, other than the U.S. Government Securities Series, may be loaned to broker-dealers or other institutional investors as discussed in the Fund's Prospectus under "Loans of Portfolio Securities." For additional information relating to this policy see discussions under "Loan Participations" and limitations on illiquid securities under "Other Policies" in this SAI.

 4. Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

 5. Invest more than 5% of the value of the gross assets of a Series in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government or its instrumentalities. (The Growth, DynaTech, Income and Utilities Series also have policies that concentration of investments in a single industry may not exceed 25% of their assets, except that the Utilities Series will concentrate its investments in the utilities industry.)

 6. Purchase the securities of any issuer which would result in any Series owning more than 10% of the outstanding voting securities of an issuer.

 7. Purchase from or sell to its officers and directors, or any firm of which any officer or director is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; retain securities of any issuer if, to the knowledge of the Fund, one or more of its officers, directors or investment advisor own beneficially more than one-half of 1% of the securities of such issuer and all such officers and directors together own beneficially more than 5% of such securities.

 8. Purchase any securities issued by a corporation which has not been in continuous operation for three years, but such period may include the operation of a predecessor.

 9. Acquire, lease or hold real estate except such as may be necessary or advisable for the maintenance of its offices.

10. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs. The Fund may, however, write covered call options listed for trading on a national securities exchange and purchase call options to the extent necessary to cancel call options previously written. At the present, there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by the U.S. Government Securities Series and, therefore, there are no option transactions available for that Series.

11. Invest in companies for the purpose of exercising control or management.

12. Purchase securities of other investment companies; except to the extent each Series invests its uninvested daily cash balances in shares of the Franklin Money Fund and other money market funds in the Franklin Group of Funds provided
(i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, (ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing each Series' shares (as determined under Rule 12b-1, as amended, under the federal securities laws) and (iii) provided aggregate investments by a Series in any such money market fund do not exceed (A) the greater of (i) 5% of each Series' total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

In addition to these fundamental policies, pursuant to an undertaking with the state of Texas it is the present policy of the Fund (which may be changed without the approval of shareholders) not to invest in real estate limited partnerships or in interests (other than publicly traded equity securities) in oil, gas, or other mineral leases, exploration or development programs. Also pursuant to an undertaking with the state of Texas, the Growth Series may not invest in excess of 5% of its net assets, in warrants valued at the lower of cost or market, nor more than 2% of its net assets in warrants not listed on either the New York or American Stock Exchange.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND DIRECTORS

The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk (*).

 Harris J. Ashton (64)             Director
 General Host Corporation
 Metro Center, 1 Station Place
 Stamford, CT 06904-2045

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); and director, trustee or managing general partner, as the case may be, of 55 of the investment companies in the Franklin Templeton Group of Funds.

 S. Joseph Fortunato (64)          Director
 Park Avenue at Morris County
 P. O. Box 1945
 Morristown, NJ 07962-1945

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 57 of the investment companies in the Franklin Templeton Group of Funds.

*Charles B. Johnson (64)           President
 777 Mariners Island Blvd.         and Director
 San Mateo, CA 94404

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 56 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (56)       Vice President
 777 Mariners Island Blvd.         and Director
 San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 60 of the investment companies in the Franklin Templeton Group of Funds.

 Gordon S. Macklin (68)            Director
 8212 Burning Tree Road
 Bethesda, MD 20817

Chairman, White River Corporation (information and financial services); Director, Fund American Enterprises Holdings, Inc., (financial services), MCI Communications Corporation, CCC Information Services Group, Inc. (information services), MedImmune, Inc. (biotechnology), Source One Mortgage Services Corporation (financial services), Shoppers Express (home shopping), Spacehab, Inc. (aerospace technology); and director, trustee or managing general partner, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of Funds; formerly Chairman, Hambrecht and Quist Group (venture capital and investment banking); Director, H & Q Healthcare Investors (investment trust); and President, National Association of Securities Dealers, Inc.

 Harmon E. Burns (51)              Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 60 of the investment companies in the Franklin Templeton Group of Funds.

 Martin L. Flanagan (36)           Vice President
 777 Mariners Island Blvd.         and Chief
 San Mateo, CA 94404               Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; Treasurer, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer, director and/or trustee of 60 of the investment companies in the Franklin Templeton Group of Funds.

 Deborah R. Gatzek (48)            Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc., and officer of 60 of the investment companies in the Franklin Templeton Group of Funds.

 Diomedes Loo-Tam (56)             Treasurer
 777 Mariners Island Blvd.         and Principal
 San Mateo, CA 94404               Accounting Officer

Employee of Franklin Advisers, Inc.; and officer of 38 of the investment companies in the Franklin Group of Funds.

 Brian E. Lorenz (57)              Secretary
 One North Lexington Avenue
 White Plains, New York 10001-1700

Attorney, member of the law firm of Bleakley Platt & Schmidt; officer of three of the investment companies in the Franklin Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and Advisers. Nonaffiliated members of the Board are currently paid $1,350 per month plus $1,300 per meeting attended. As shown above, some of the nonaffiliated Board members also serve as directors, trustees or managing general partners of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by the Fund and by other funds in the Franklin Templeton Group of Funds.


                                                                        Number of Boards
                                                       Total Fees       in the Franklin
                                      Total Fees    Received from the   Templeton Group
                                     Received from  Franklin Templeton of Funds on Which
Name                                   the Fund*     Group of Funds**    Each Serves***
----------------------------------------------------------------------------------------
Harris J. Ashton....................    $30,500         $343,591             55

S. Joseph Fortunato.................     30,500          360,411             57

Gordon S. Macklin...................     30,500          335,541             52

*For the fiscal year ended September 30, 1996.
**For the calendar year ended December 31, 1996.
***We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 62 registered investment companies, with approximately 171 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of February 28, 1997, the officers and Board members, as a group, owned of record and beneficially the following shares of the Fund: 14,596 shares of Growth Series - Class I, 336 shares of Growth Series - Advisor Class, 7,855 shares of Utilities Series - Class I, 40,254 shares of DynaTech Series - Class I, 16,693 shares of Income Series - Class I, and 142,410 shares of U.S. Government Securities Series - Class I, or less than 1% of the total outstanding shares of each Series Class I and Advisor Class shares. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment  Manager and  Services  Provided.  The Fund's  investment  manager is
Advisers. Advisers provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. Advisers' activities are subject to the review and supervision of the Board to whom Advisers renders periodic reports of the Fund's investment activities. Advisers is covered by fidelity insurance on its officers, directors and employees for the protection of the Fund.

Advisers and its affiliates act as investment manager to numerous other investment companies and accounts. Advisers may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Advisers on behalf of the Fund. Similarly, with respect to the Fund, Advisers is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Advisers and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Advisers is not obligated to refrain from investing in securities held by the Fund or other funds that it manages. Of course, any transactions for the accounts of Advisers and other access persons will be made in compliance with the Fund's Code of Ethics. Please see "Miscellaneous Information Summary of Code of Ethics."

Management Fees. Under its management agreement, the Fund pays Advisers a management fee equal to a monthly rate of 5/96 of 1% (approximately 5/8 of 1% per year) for the first $100 million of net assets of each Series; 1/24 of 1% (approximately 1/2 of 1% per year) on net assets of each Series in excess of $100 million up to $250 million; 9/240 of 1% (approximately 45/100 of 1% per year) of net assets of each Series from $250 million up to $10 billion; 11/300 of 1% (approximately 44/100 of 1% per year) of net assets of each Series from $10 billion to $12.5 billion; 7/200 of 1% (approximately 42/100 of 1% per year) of net assets of each Series from $12.5 billion to $15 billion; 1/30 of 1% (approximately 40/100 of 1%) of net assets of each Series from $15 billion to $17.5 billion; 19/100 of 1% (approximately 38/100 of 1%) of net assets of each Series from $17.5 billion to $20 billion; and 3/100 of 1% (approximately 36/100 of 1%) of net assets of each Series above $20 billion. The fee is computed at the close of business on the last business day of each month. Each class pays its proportionate share of the management fee.

For the fiscal years ended September 30, 1994, 1995 and 1996, management fees paid to Advisers for the five Series of the Fund were as follows:

Fund                                           1994        1995         1996
--------------------------------------------------------------------------------
Growth Series............................. $ 2,681,332  $ 2,969,094  $ 4,329,460
DynaTech Series...........................     424,859      491,673      601,568
Utilities Series..........................  13,930,637   12,223,592   12,335,820
Income Series.............................  20,628,160   23,887,430   30,075,761
U.S. Government Securities Series.........  58,414,490   50,269,876   48,138,799

Management Agreement. The management agreement is in effect until January 31, 1998. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or by Advisers on 30 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Administrative Services. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, Advisers pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is paid by Advisers. It is not a separate expense of the Fund.

Shareholder Servicing Agent. Investor Services, a wholly owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Custodians. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York, 10286, acts as custodian of the securities and other assets of the Fund. Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian for cash received in connection with the purchase of Fund shares. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Auditors. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Fund's independent auditors. During the fiscal year ended September 30, 1996, their auditing services consisted of rendering an opinion on the financial statements of the Fund included in the Fund's Annual Report to Shareholders for the fiscal year ended September 30, 1996.

HOW DOES THE FUND BUY
SECURITIES FOR ITS PORTFOLIO?

The selection of brokers and dealers to execute transactions in the Fund's portfolio is made by Advisers in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, Advisers seeks to obtain prompt execution of orders at the most favorable net price. When portfolio transactions are done on a securities exchange, the amount of commission paid by the Fund is negotiated between Advisers and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. Advisers will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of Advisers, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The amount of commission is not the only factor Advisers considers in the selection of a broker to execute a trade. If Advisers believes it is in the Fund's best interest, it may place portfolio transactions with brokers who provide the types of services described below, even if it means the Fund will pay a higher commission than if no weight were given to the broker's furnishing of these services. This will be done only if, in the opinion of Advisers, the amount of any additional commission is reasonable in relation to the value of the services. Higher commissions will be paid only when the brokerage and research services received are bona fide and produce a direct benefit to the Fund or assist Advisers in carrying out its responsibilities to the Fund, or when it is otherwise in the best interest of the Fund to do so, whether or not such services may also be useful to Advisers in advising other clients.

When Advisers believes several brokers are equally able to provide the best net price and execution, it may decide to execute transactions through brokers who provide quotations and other services to the Fund, in an amount of total brokerage as may reasonably be required in light of these services. Specifically, these services may include providing the quotations necessary to determine the Fund's Net Asset Value, as well as research, statistical and other data.

Since most purchases by the U.S. Government Securities Series are principal transactions at net prices, the U.S. Government Securities Series incurs little or no brokerage costs.

It is not possible to place a dollar value on the special executions or on the research services received by Advisers from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, Advisers and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, consistent with internal policies the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by Advisers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

During the fiscal years ended September 30, 1994, 1995 and 1996, the Fund paid brokerage commissions as follows:

Fund                                            1994        1995       1996
--------------------------------------------------------------------------------
Growth Series.............................  $   99,627  $   50,102  $  105,528
DynaTech Series...........................      11,863   1,025,293      18,930
Utilities Series..........................     487,079      11,850   1,525,621
Income Series.............................   1,223,298     895,111   1,220,342
U.S.Government Securities Series..........         -0-         -0-         -0-
Government Securities Series..............  58,414,490  50,269,876  48,138,799

As of September 30, 1996, the Fund did not own securities of its regular broker-dealers.

HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES

The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Purchase Price of Fund Shares" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of the Fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:

For the Growth Series and DynaTech Series:


Size of Purchase - U.S. dollars              Sales Charge
----------------------------------------------------------
Under $30,000                                     3%
$30,000 but less than $100,000                    2%
$100,000 but less than $400,000                   1%
$400,000 or more                                  0%


For the Utilities Series, Income Series and U.S. Government Securities Series:


Size of Purchase - U.S. dollars              Sales Charge
----------------------------------------------------------
Under $30,000                                   3.0%
$30,000 but less than $50,000                   2.5%
$50,000 but less than $100,000                  2.0%
$100,000 but less than $200,000                 1.5%
$200,000 but less than $400,000                 1.0%
$400,000 or more                                  0%


Other Payments to Securities Dealers. For the Growth and DynaTech Series, Distributors will pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. For the Income, Utilities, and U.S. Government Securities Series, Distributors will pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares by certain retirement plans pursuant to a sales charge waiver, as discussed in the Prospectus: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the Securities Dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the Securities Dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

Letter of Intent. You may qualify for a reduced sales charge when you buy Class I shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the Fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds, including Class II Shares, acquired more than 90 days before the Letter is filed, will be counted towards completion of the Letter but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to certain retirement plans. If you execute a Letter before a change in the sales charge structure of the Fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the Fund registered in your name until you fulfill the Letter. This policy of reserving shares does not apply to certain retirement plans. If total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If total purchases, less redemptions, exceed the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

Reinvestment Date. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objectives exist immediately. This money will then be withdrawn from the short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

Systematic Withdrawal Plan. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Pay-ments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day for Class I shares and on the prior business day for Class II shares. If the processing dates are different, the date of the Net Asset Value used to redeem the shares will also be different for Class I and Class II shares.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Through Your Securities Dealer. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

Redemptions in Kind. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of our efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

Special  Services.  The Franklin  Templeton  Institutional  Services  Department
provides  specialized  services,  including  recordkeeping,   for  institutional
investors. The cost of these services is not borne by the Fund.

Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain   shareholder   servicing  agents  may  be  authorized  to  accept  your
transaction request.

HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share of each class as of the scheduled close of the NYSE, generally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Presi-dents' Day, Good Friday, Memorial Day, Indepen-dence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Advisers.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and ask prices is used. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON
DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

You may receive two types of distributions from the Fund:

1. Income dividends. The Fund receives income generally in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward or post October loss deferral) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed capital gains from the prior fiscal year. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

TAXES

As stated in the Prospectus, the Fund has elected and qualified to be treated as a regulated investment company under Subchapter M of the Code. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains and distributions to shareholders will be taxable to the extent of the Fund's available earnings and profits.

Subject to the limitations discussed below, all or a portion of the income distributions paid by a Series (with the exception of the U.S. Government Securities Series) may be treated by corporate shareholders as qualifying dividends for purposes of the dividends-received deduction under federal income tax law. If the aggregate qualifying dividends received by the Series (generally, dividends from U.S. domestic corporations, the stock in which is not debt-financed by the Series and is held for at least a minimum holding period) are less than 100% of its distributable income, then the amount of the Series' dividends paid to you which may be designated as eligible for deduction will not exceed the aggregate qualifying dividends received by the Series for the taxable year. The amount or percentage of income qualifying for the corporate dividends-received deduction will be declared by the Series annually in a notice to shareholders mailed shortly after the end of the Series' fiscal year.

Corporate shareholders should note that dividends paid by a Series from sources other than the qualifying dividends it receives will not qualify for the dividends-received deduction. For example, any interest income and net short-term capital gain (in excess of any net long-term capital loss or capital loss carryover) included in investment company taxable income and distributed by a Series as a dividend will not qualify for the dividends-received deduction.

Corporate shareholders should also note that availability of the corporate dividends-received deduction is subject to certain restrictions. For example, the deduction is eliminated unless the shares in a Series have been held (or deemed held) for at least 46 days in a substantially unhedged manner. The dividends-received deduction may also be reduced to the extent interest paid or accrued by a corporate shareholder is directly attributable to its investment in shares of a Series. The entire dividend, including the portion which is treated as a deduction, is includable in the tax base on which the alternative minimum tax is computed and may also result in a reduction in your tax basis in its shares of the Series, under certain circumstances, if the shares have been held for less than two years. Corporate shareholders whose investment in a Series is "debt financed" for these tax purposes should consult with their tax advisors concerning the availability of the dividends-received deduction.

The Code requires all regulated investment companies to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the 12-month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed, nor taxed to the Series) to you by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if paid by the Series and received by you on December 31 of the calendar year in which they are declared. Each Series intends as a matter of policy to declare and pay dividends, if any, in December to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

Gain realized by a Series from transactions entered into after April 30, 1993 that are deemed to constitute "conversion transactions" under the Code and which would otherwise produce capital gain may be recharacterized as ordinary income to the extent that the gain does not exceed an amount defined by the Code as the "applicable imputed income amount." A conversion transaction is any transaction in which substantially all of the Series' expected return is attributable to the time value of the Series' net investment in such transaction and any one of the following criteria are met: 1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future; 2) the transaction is an applicable straddle;
3) the transaction was marketed or sold to the Series on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or 4) the transaction is specified in Treasury regulations to be promulgated in the future. The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or Section 263(g) of the Code concerning capitalized carrying costs.

Redemptions and exchanges of shares of a Series are taxable transactions for federal and state income tax purposes. For most shareholders, gain or loss will be recognized in an amount equal to the difference between your basis in the shares and the amount realized from the transaction, subject to the rules described below. If such shares are a capital asset in your hands, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if the shares have been held for more than one year.

All or a portion of the sales charge incurred in purchasing shares of the Fund will not be included in the federal tax basis of such shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin Templeton Funds and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. You should consult with your tax advisor concerning the tax rules applicable to the redemption or exchange of Fund shares.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares purchased.

Each Series, other than the U.S. Government Securities Series, may be subject to foreign withholding taxes on income from certain of its foreign securities. Because a Series generally has not invested and does not intend in the future to invest more than 50% of its total assets in securities of foreign corporations, it is not entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by each Series. These taxes will be taken as a deduction by each Series.

Foreign exchange gains and losses realized by a Series (except for the U.S. Government Securities Series) in connection with certain transactions involving foreign currencies, foreign currency payables or receivables and foreign currency-denominated debt securities are subject to special tax rules which may cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Series' income or loss from such transactions and in turn its distributions to you. Additionally, investments in foreign securities pose special issues to the Series in meeting its asset diversification and income tests as a regulated investment company. The Series will limit its investments in foreign securities to the extent necessary to comply with these requirements.

If a Series owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Series does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Series may be subject to U.S. federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Series to its U.S. shareholders. The Series may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any federal income tax paid by the Series as a result of its ownership on shares of a PFIC will not give rise to a deduction or credit to the Series or to you. A PFIC means any foreign corporation if, for the taxable year involved, either (i) it derives at least 75 percent of its income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50 percent of the value (or adjusted basis, if elected) of the assets held by the corporation produce "passive income."

On April 1, 1992, proposed U.S. Treasury regulations were issued regarding a special marked-to-market election for regulated investment companies. Under these regulations, the annual mark-to-market gain, if any, on shares held by the Series in a PFIC would be treated as an excess distribution received by the Series in the current year, eliminating the deferral and the related interest charge. Such excess distribution amounts are treated as ordinary income, which the Series will be required to distribute to shareholders even though the Series has not received any cash to satisfy this distribution requirement. These regulations would be effective for taxable years ending after the promulgation of the proposed regulations as final regulations.

THE FUND'S UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering for both classes of the Fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Until April 30, 1994, income dividends for Class I shares were reinvested at the Offering Price and Distributors allowed 50% of the entire commission to the Securities Dealer of record, if any, on an account. Starting with any income dividends paid after April 30, 1994, this reinvestment is at Net Asset Value.

In connection with the offering of the Fund's shares, aggregate underwriting commissions received by Distributors and, after allowances to dealers, the amounts retained by Distributors in net underwriting discounts and commissions for the fiscal years ended September 30, 1994, 1995 and 1996 were as follows in the table below. Distributors may be entitled to reimbursement under the Rule 12b-1 plan for each class, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

                               Fiscal Year -
                            September 30, 1995
                       ----------------------------
                       Commissions      Commissions
Fund                    Received         Retained
---------------------------------------------------
Growth Series          $2,157,161        $213,992

DynaTech Series           172,942           4,415

Utilities Series       19,947,028       1,181,619

Income Series          53,164,210       1,717,009

U.S. Government
 Securities Series     35,631,313       4,226,864


                               Fiscal Year -
                            September 30, 1995
                       ----------------------------
                       Commissions      Commissions
Fund                    Received         Retained
---------------------------------------------------
Growth Series          $2,112,855        $ 233,027

DynaTech Series           231,256           25,733

Utilities Series        6,047,891          366,179

Income Series          37,121,561        2,117,539

U.S. Government
 Securities Series     10,902,931          656,562


                               Fiscal Year -
                            September 30, 1996
                       ----------------------------
                       Commissions      Commissions
Fund                    Received         Retained
---------------------------------------------------
Growth Series          $ 4,835,570      $  505,111

DynaTech Series            285,074          32,125

Utilities Series         3,913,659         228,611

Income Series           46,806,723       1,739,086

U.S. Government
 Securities Series      13,160,355         834,565


For the fiscal years ended September 30, 1995 and 1996 Distributors received the following amounts in connection with redemptions or repurchases of shares:

            Fiscal Year - September 30, 1995
            --------------------------------
                                     Amount
Fund                                Received
--------------------------------------------
Growth Series                       $  227
DynaTech Series                        280
Utilities Series                       -0-
Income Series                        4,700
U.S. Government Securities Series    2,188


            Fiscal Year - September 30, 1996
            --------------------------------
                                     Amount
Fund                                Received
--------------------------------------------
Growth Series                       $  7,930
DynaTech Series                          -0-
Utilities Series                      11,242
Income Series                        136,828
U.S. Government Securities Series     23,231

THE RULE 12B-1 PLANS

Each Fund has adopted a distribution plan or "Rule 12b-1 plan" pursuant to Rule 12b-1 of the 1940 Act, with respect to its Class I and Class II shares (the "Class I Plan(s)" and "Class II Plan(s)," respectively, or "Plan(s)").

The Class I Plans. Under the Class I plans, Growth Series and DynaTech Series may pay up to a maximum of 0.25% and Income Series, Utilities Series, and U.S. Government Securities Series may pay up to a maximum of 0.15% per year of their average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares.

In implementing the Class I plans, the Board has determined that the annual fees payable under the Growth Series and DynaTech Series' Class I plans, will be equal to the sum of: (i) the amount obtained by multiplying 0.25% by the average daily net assets represented by Class I shares of such Series that were acquired by investors of such Series on or after May 1, 1994, the effective date of the plan ("New Assets"), and (ii) the amount obtained by multiplying 0.15% by the average daily net assets represented by Class I shares of such Series that were acquired before May 1, 1994 ("Old Assets"). These fees will be paid to the current Securities Dealer of record on the account. In addition, until such time as the maximum payment of 0.25% is reached on a yearly basis, up to an additional 0.05% will be paid to Distributors under the Growth Series and DynaTech Series' Class I plans. With respect to the Income and Utilities Series, the annual fees payable under their respective Class I plans will be equal to the sum of: (i) the amount obtained by multiplying 0.15% by the average daily net assets represented by the New Assets of such Series' Class I shares, and
(ii) the amount obtained by multiplying 0.10% by the average daily net assets represented by the Old Assets of such Series' Class I shares. With respect to the U.S. Government Securities Series, the annual fees payable under it's Class I plan will be equal to the sum of: (i) the amount obtained by multiplying 0.15% by the New Assets of such Series' Class I shares, and (ii) the amount obtained by multiplying 0.05% by the Old Assets of such Series. These fees will be paid to the current securities dealer of record on the shareholder's account. In addition, until such time as the maximum payment of 0.15% with respect to the Income, Utilities and U.S. Government Securities Series is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under their respective Class I Plan. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the Plans, such as advertising.

The fee is a Class I expense. This means that all Class I shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rates will be at least 0.20% (0.15% plus 0.05%) for the Growth and DynaTech Series; 0.12% (0.10% plus 0.02%) for the Income and Utilities Series; and 0.07% (0.05% plus 0.02%) for the U.S. Government Securities Series of the average daily net assets of Class I and, as Class I shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class I shares purchased on or after May 1, 1994, increases in relation to outstanding Class I shares, the expenses attributable to payments under the plan will also increase (but will not exceed the maximum allowable under each Class I plan). While this is the currently anticipated calculation for fees payable under the Class I plans, the plans permit the Board to allow the Growth and DynaTech Series to pay a full 0.25% and the Income, Utilities, and U.S. Government Securities Series to pay a full 0.15% on all assets at any time. The approval of the Board would be required to change the calculation of the payments to be made under the Class I plans.

The Class I plans do not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

The Class II Plans. Under the Class II plans, the Growth Series and Dynatech Series pay Distributors up to 0.75% per year of Class II's average daily net assets, payable quarterly, and the Utilities Series, Income Series, and U.S. Government Securities Series pays Distributors up to 0.50% per year of Class II's average daily net assets, payable quarterly for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the Series.

Under the Class II Plans, the Growth Series and Dynatech Series also pay an additional 0.25% per year and the Utilities Series, Income Series and the U.S. Government Securities Series also pay an additional 0.15% per year of Class II's average daily net assets, payable quarterly, as a servicing fee.

The Class I and Class II Plans. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, Advisers or Distributors or other parties on behalf of the Fund, Advisers or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of each class within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the Fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with Advisers or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.

For the fiscal year ended September 30, 1996, for the Growth Series, Distributors had eligible expenditures of $2,133,497 and $345,359 for advertising, printing, and payments to underwriters and broker-dealers pursuant to the Class I and Class II plans, of which the Fund paid Distributors $1,757,828 and $139,150 under the Class I and Class II plans. For the fiscal year ended September 30, 1996, for the Utilities Series, Distributors had eligible expenditures of $3,970,625 and $193,190 for advertising, printing, and payments to underwriters and broker-dealers pursuant to the Class I and Class II plans, of which the Fund paid Distributors $3,410,136 and $85,083 under the Class I and Class II plans. For the fiscal year ended September 30, 1996, for the DynaTech Series, Distributors had eligible expenditures of $249,868 and $0 for advertising, printing, and payments to underwriters and broker-dealers pursuant to the Class I and Class II plans, of which the Fund paid Distributors $187,924 and $0 under the Class I and Class II plans. For the fiscal year ended September 30, 1996, for the Income Series, Distributors had eligible expenditures of $10,377,109 and $2,711,183 for advertising, printing, and payments to underwriters and broker-dealers pursuant to the Class I and Class II plans, of which the Fund paid Distributors $8,558,342 and $1,086,908 under the Class I and Class II plans. For the fiscal year ended September 30, 1996, for the U.S. Government Securities Series, Distributors had eligible expenditures of $8,733,702 and $591,207 for advertising, printing, and payments to underwriters and broker-dealers pursuant to the Class I and Class II plans, of which the Fund paid Distributors $8,578,523 and $179,552 under the Class I and Class II plans.

HOW DOES THE FUND MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance for each class follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

Average Annual Total Return. Average annual total return is determined by finding the average annual rates of return over one-, five- and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

The average annual total returns for each class for the one-, five- and ten-year periods, or fractional portion there of, ended September 30, 1996 were as follows:

                          One-Year   Five-Year   Ten-Year
Class I                    Period     Period      Period
---------------------------------------------------------
Growth Series..........    14.33%     12.60%      14.13%
DynaTech Series........     7.78%     12.50%      14.07%
Utilities Series.......     1.47%      7.26%       8.20%
Income Series..........     4.87%     10.88%      10.56%
U.S. Government
 Securities Series.....     0.75%      5.69%       7.65%


                            From      One-Year
Class II                 Inception*    Period
----------------------------------------------
Growth Series..........    22.85%      16.63%

Utilities Series.......    11.63%       3.34%

Income Series..........    11.73%       6.93%

U.S. Government
 Securities Series.....     6.24%       2.52%


*Inception date: May 1, 1995

These figures were calculated according to the SEC formula:

P(1+T)n = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten-year periods (or fractional portion there of)

Cumulative Total Return. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, will be based on the actual return for each class for a specified period rather than on the average return over one-, five- and ten-year periods. The cumulative total return for each class for the one-, five- and ten-year, or fractional portion there of, periods ended September 30, 1996 were as follows:


                          One-Year   Five-Year   Ten-Year
Class I                    Period     Period      Period
---------------------------------------------------------
Growth Series.........     14.33%     81.02%      274.81%

DynaTech Series.......      7.78%     80.17%      272.92%

Utilities Series......      1.47%     41.99%      119.90%

Income Series.........      4.87%     67.57%      172.77%

U.S. Government
 Securities Series....      0.75%     31.89%      108.97%


                            From      One-Year
Class II                 Inception*    Period
----------------------------------------------
Growth Series.........     33.97%      16.63%

Utilities Series......     16.92%       3.34%

Income Series.........     17.07%       6.93%

U.S. Government
 Securities Series....      8.98%       2.52%


*Inception date: May 1, 1995


YIELD

Current Yield. Current yield of each class shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share of each class earned during a 30-day base period by the applicable maximum Offering Price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for each class for the 30-day period ended September 30, 1996, were as follows:

                                30-Day
Class II                         Yield
----------------------------------------
Utilities Series                 5.52%

Income Series                    7.62%

U.S. Government
 Securities Series               6.81%

Class II

Utilities Series                 5.19%

Income Series                    7.36%

U.S. Government
 Securities Series               6.48%


These figures were obtained using the following SEC formula:

Yield = 2 [(A-B + 1)6 - 1]
 cd

where:

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum Offering Price per share on the last day of the period

CURRENT DISTRIBUTION RATE

Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders of a class. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum Offering Price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains and is calculated over a different period of time. The current distribution rate for each Series for the 30-day period ended September 30, 1996, were as follows:

                               Current
                            Distribution
Class I                         Rate
----------------------------------------
Utilities Series                5.16%

Income Series                   7.50%

U.S. Government
 Securities Series              7.01%

Class II

Utilities Series                4.83%

Income Series                   7.24%

U.S. Government
 Securities Series              7.18%

VOLATILITY

Occasionally  statistics  may be used to show  the  Fund's  volatility  or risk.
Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

The Fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of each class' performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes pric, yield, risk, and total return for mutual funds.

h) Financial  publications:  The Wall Street  Journal,  Business Week,  Changing
Times,  Financial  World,  Forbes,   Fortune,  and  Money  magazines  -  provide
performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

m) Standard & Poor's 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for options trading.

n) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk adjusted performance of a fund over specified time periods relative to other funds within its category.

In addition to the indices listed above, the following specific comparisons may be appropriate:

Utilities Series may be compared to Moody's Utilities Stock Index, an unmanaged index of utility stock performance.

DynaTech Series may be compared to:

a) Hambrecht & Quist Technology Index - an unmanaged index of technology-based companies published by Hambrecht & Quist.

b) Pacific Stock Exchange Technology Index - an unmanaged index representing a wide variety of technology-based companies ranging from established companies to emerging growth companies.

c) Over-the-Counter (OTC) Composite Stock Index - an unmanaged index of stock performance of all stocks listed in the OTC market.

Income Series and U.S. Government Securities Series may be compared to:

a) Salomon Brothers Broad Bond Index or its component indices - measures yield, price, and total return for Treasury, agency, corporate, and mortgage bonds.

b) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage, and Yankee bonds.

c) Standard & Poor's Bond Indices - measures yield and price of corporate, municipal, and government bonds.

d) Other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds, and repurchase agreements.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

1. Franklin pioneered the concept of Ginnie Mae funds, and the U.S. Government Securities Series, with over $10 billion in assets and more than 429,000 shareholders as of November 30, 1996, is one of the largest Ginnie Mae funds in the U.S. and the world. Shareholders in this Series, which has a history of solid performance, range from individual investors with a few thousand dollars to institutions that have invested millions of dollars.

The U.S. Government Securities Series offers investors the opportunity to invest in GNMAs, which are among the highest yielding U.S. government securities on the market.

2. Advertisements or information about the U.S. Government Securities Series may compare the performance of a class of the Series to the return on CDs or other investments. You should be aware, however, that an investment in the U.S. Government Securities Series involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the U.S. Government Securities Series' fixed-income investments, as well as the value of its shares which are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Series' shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Series is not insured by any federal, state or private entity.

3. The Utilities Series has paid uninterrupted dividends for the past 48 years. Over the life of the Utilities Series, dividends have increased in 30 of the last 48 years. Historically, equity securities of utility companies have paid a higher level of dividends than that paid by the general stock market. The Utilities Series, well established for over 40 years, is the oldest mutual fund in the U.S. investing in securities issued by public utility companies, primarily in the country's fast growing regions, and the Series has been continuously managed by the same portfolio manager since 1957.

4. The Income Series has paid uninterrupted dividends for the past 47 years.

5. The Growth Series offers investors a convenient way to invest in a diversified portfolio focusing on companies with long-term growth prospects.

6. The Growth Series made the 1990, 1991 and 1996 Forbes Mutual Fund Honor Roll for its performance in both up and down markets.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 48 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Mutual Series Fund Inc., known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $171 billion in assets under management for more than 4.8 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 121 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past eight years.

As of February 28, 1997, the principal shareholders of the Fund, beneficial or of record, were as follows:

GROWTH SERIES
Name and Address                             Share Amount        Percentage
---------------------------------------------------------------------------
ADVISOR CLASS

FTTC TTEE For ValuSelect                      162,298.751            37%
FRI Acct.
P.O. Box 2438
Rancho Cordova, CA 95741-2438

FTTC TTEE For ValuSelect                      170.419.961            39%
Franklin Resources PSP
P.O. Box 2438
Rancho Cordova, CA 95741-2438

Franklin Templeton                            83,823.492             19%
Fund Allocator-
Franklin Templeton Moderate Target Fund
1810 Gateway Dr., 3rd Flr.
San Mateo, CA 94404-2470

DYNATECH SERIES
Name and Address                             Share Amount        Percentage
---------------------------------------------------------------------------
CLASS II

Phillip O. Blackwell TTEE                      3,126.954             10%
Ralph W. & Dorothy Brown
REV LIV TR
DTD 05/04/90
P.O. Box 10696
Spokane, WA 99209

UTILITIES SERIES
Name and Address                             Share Amount        Percentage
---------------------------------------------------------------------------
ADVISOR CLASS

FTTC TTEE For ValuSelect                     352,968.842            78%
Franklin Resources PSP
P.O. Box 2438
Rancho Cordova, CA 95741-2438

Franklin Templeton                           79,472.077             17%
Fund Allocator-
Franklin Templeton Moderate Target Fund
1810 Gateway Dr., 3rd Flr.
San Mateo, CA 94404-2470

INCOME SERIES
Name and Address                             Share Amount        Percentage
---------------------------------------------------------------------------
ADVISOR CLASS

FTTC TTEE For ValuSelect                     1,673,975.368           43%
FRI Acct.
P.O. Box 2438
Rancho Cordova, CA 95741-2438

FTTC TTEE For ValuSelect                     1,450,125.173           38%
Franklin Resources PSP
P.O. Box 2438
Rancho Cordova, CA 95741-2438

FTTC Cust for the IRA Rollover of Floy C. Fox  209,531.621            5%
20 Eames Ct.
Novato, CA 94947-2033

U.S. GOVERNMENT SECURITIES SERIES
Name and Address                              Share Amount        Percentage
----------------------------------------------------------------------------
ADVISOR CLASS

FTTC Cust for the IRA of                      26,133.811              6%
Pamela P. Russell
2258 Salisbury Way
San Mateo, CA 94403-1531

Franklin Templeton                            59,901.394             13%
Fund Allocator-
Franklin Templeton Moderate Target Fund
1810 Gateway Dr., 3rd Flr.
San Mateo, CA 94404-2470

FTTC TTEE For ValuSelect                     191,749.059             42%
FRI Acct.
P.O. Box 2438
Rancho Cordova, CA 95741-2438

FTTC TTEE For ValuSelect                     127,077.019             28%
Franklin Resources PSP
P.O. Box 2438
Rancho Cordova, CA 95741-2438


From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

As of January 1, 1997, the Fund offers a third class of shares designated "Advisor Class." DynaTech Series does not offer Advisor Class. This SAI describes the Class I and Class II shares of the Fund. All Fund shares outstanding before the offering of Advisor Class shares will retain their previous rights and privileges. Class I, Class II and Advisor Class shares differ as to sales charges, expenses and services. Different fees and expenses will affect performance. Advisor Class shares are described in a separate prospectus and SAI relating only to that class. For more information concerning Advisor Class shares, contact your investment representative or Distributors.

Summary of Code of Ethics. Employees of Resources or its subsidiaries who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the Fund, for the fiscal year ended September 30, 1996, including the auditors' report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS

1940 Act - Investment Company Act of 1940, as amended

Advisers - Franklin Advisers, Inc., the Fund's investment manager

Board - The Board of Directors of the Fund

CD - Certificate of deposit

Class I, Class II and Advisor Class - The Fund offers three classes of shares, designated "Class I," "Class II" and "Advisor Class." The three classes have proportionate interests in the Fund's portfolio. Class I and Class II differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Advisor Class shares are purchased without a sales charge and do not have a Rule 12b-1 plan.

Code - Internal Revenue Code of 1986, as amended

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter

Franklin Funds - The mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust

Franklin Templeton Funds - The Franklin Funds and the Templeton Funds

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Letter - Letter of Intent

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

Offering Price - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge for the Growth and DynaTech Series is 4.50% for Class I and 1% for Class II. The maximum front-end sales charge for the Utilities Series, Income Series, and U.S. Government Securities Series is 4.25% for Class I and 1% for Class II.

Prospectus - The prospectus for the Fund dated February 1, 1997, as may be amended from time to time

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution which, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

Templeton Funds - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

U.S. - United States

We/Our/Us - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.